UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 28, 2005

Network Appliance Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-27130	77-0307520
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

495 East Java Drive, Sunnyvale, California		94089
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(408) 822-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On April 28, 2005, Jeffry Allen was elected to serve on the board of directors (the "Board") of Network Appliance, Inc. (the "Company"). Under the Company’s amended and restated 1999 Stock Option Plan (the "Plan"), on the date of each annual stockholders meeting each non-employee Board member who is to continue to serve as a non-employee Board member is automatically granted a non-statutory option to purchase 15,000 shares of the Company’s common stock (an "Automatic Option Grant"), provided such individual has served as a non-employee Board member for at least six (6) months as of that date. There is no limit on the number of such Automatic Option Grants any one non-employee Board member may receive over his or her period of Board service. Each Automatic Option Grant is contractually memorialized in the standard form of option agreement which the Board has approved for use under the Plan, which form is attached as an exhibit hereto. As more fully described in that form of agreement and in the Plan itself, which was previously filed with the Securities and Exchange Commission as an appendix to the Company’s definitive proxy statement dated July 15, 2004, each Automatic Option Grant shall have, among others, the following features:

• Shares subject to the Automatic Option Grant shall be purchasable at an exercise price per share equal to 100% of the fair market value thereof on the option grant date.

• Each Automatic Option Grant shall carry a ten-year term measured from the option grant date.

• Each Automatic Option Grant shall be immediately exercisable for any or all of the shares covered thereby. However, any shares purchased under the option shall be subject to repurchase by the Company, at the exercise price paid per share, upon the non-employee Board member’s cessation of Board service prior to vesting in those shares.

• Shares subject to the Automatic Option Grant shall vest, and the Company's repurchase right with respect to those shares shall lapse, upon the non-employee Board member’s continuation in Board service through the day immediately preceding the date of the next annual stockholders meeting following the option grant date.

• A non-employee Board member (or, in the event of the non-employee Board member’s death, the personal representative of the non-employee Board member’s estate or the person or persons to whom the option is transferred pursuant to the non-employee Board member’s will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of cessation of Board service in which to exercise each such option.

• Should the non-employee Board member cease to serve as a Board member by reason of death or permanent disability, then all shares at the time subject to the Automatic Option Grant shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of common stock.

• The Automatic Option Grant shall, immediately upon the non-employee Board member’s cessation of Board service for any reason other than death or permanent disability, terminate and cease to be outstanding with respect to any and all shares in which the non-employee Board member is not otherwise at that time vested.

• Each Automatic Option Grant shall be subject to 100% acceleration of vesting upon a change in ownership or control of the Company effected through either of the following transactions: (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders; or (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

• Each Automatic Option Grant shall be subject to 100% acceleration of vesting upon either of the following stockholder-approved transactions to which the Company is a party: (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On April 29, 2005, Jeffry Allen submitted to the Board a letter of resignation in which he resigned his position as the Company’s Executive Vice President, Business Operations, effective as of June 3, 2005.

(d) On April 28, 2005, based on the recommendation of the Company’s Nominating/Corporate Governance Committee, the Board elected Jeffry Allen to fill the newly created vacancy on the Board (see Item 5.03 below). There are no arrangements or understandings between Mr. Allen and the Company or any other persons, pursuant to which he was selected as a director. There are no transactions, or proposed transactions, since the beginning of the Company’s last fiscal year to which the Company was or is to be a party, in which Mr. Allen has a direct or indirect material interest. Mr. Allen is expected to become a member of the Company’s newly formed Acquisitions Committee.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2005, the Board amended the Company’s bylaws to increase the number of authorized directors on the Board from nine (9) to ten (10).

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

3.2 Certificate of Amendment to Bylaws of the Company.
10.1 Form of Stock Option Agreement approved for use under the Company’s amended and restated 1999 Stock Option Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Network Appliance Inc.

May 4, 2005	By:	/s/ Steven J. Gomo

Name: Steven J. Gomo
Title: Executive Vice President of Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.2	Certificate of Amendment to Bylaws of the Company
10.1	Form of Stock Option Agreement approved for use under the Company's amended and restated 1999 Stock Option Plan